SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  October 15, 1996

SOUTHERN PACIFIC SECURED ASSETS CORP. (as seller under a Pooling and Servicing Agreement dated as of August 1, 1996 providing for, inter alia, the issuance of Mortgage Loan Asset-Backed Pass-Through Certificates, Series 1996-3)


                      SOUTHERN PACIFIC SECURED ASSETS CORP.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         California                 333-3197                 33-0659688
         ----------                 --------                 ----------
(State or Other Jurisdiction        (Commission              (I.R.S. Employer
of Incorporation)                   File Number)             Identification No.)


 One Centerpointe Drive, Suite 500
 Lake Oswego, Oregon                                          97035
 -------------------                                          -----
 (Address of Principal                                        (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code, is (909) 788-7808
                                                       --------------





Item 2.  ACQUISITION OR DISPOSITION OF ASSETS


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         On October 15, 1996 following the closing of the initial issuance of the Series 1996-3 Certificates, pursuant to the Pooling and Servicing Agreement, dated as of August 1, 1996 (the "Agreement") among Southern Pacific Secured Assets Corp. (the "Company"), Advanta Mortgage Corp. USA and Bankers Trust Company of California, N.A. (the "Trustee"), the Trustee purchased from the Company certain Subsequent Mortgage Loans, as defined in the Agreement, with an aggregate principal balances equal to $40,591,336.28 and 9,350,058.45, respectively, with funds on deposit in the pre-funding accounts established pursuant to the Agreement at a purchase price equal to the principal balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated October 15, 1996, between the Company and the Trustee (the "Instrument"). Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           Item 601(a) of
                           Regulation S-K
Exhibit No.                Exhibit No.            Description
-----------                -----------            -----------
         1                 99.1                   Subsequent Transfer
                                                  Instrument, dated as of
                                                  October 15, 1996 between
                                                  Southern Pacific Secured
                                                  Assets Corp. as seller, and
                                                  Bankers Trust Company of
                                                  California, N.A., as trustee.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SOUTHERN PACIFIC SECURED ASSETS
                                        CORP.


                                        By:    /s/ Gary Palmer
                                           -----------------------------
                                        Name:    Gary Palmer
                                        Title:   Director


Dated: October 15, 1996



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                                  EXHIBIT INDEX

         Exhibit No.        Description                                Page
         -----------        -----------                                ----

              1             Subsequent Transfer Instrument               5